COMMUNITY CAPITAL TRUST

CCM Alternative Income Fund

(the “Fund”)

Institutional Shares (CCMNX)

Supplement dated May 5, 2023

to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated October 1, 2022

The Board of Trustees (the “Board”) of Community Capital Trust (the “Trust”), based upon the recommendation of Community Capital Management, LLC (the “Adviser”), approved a Plan of Liquidation and Termination for the Fund (the “Plan”). The Board concluded that it is in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on or about May 31, 2023.

Effective as of May 8, 2023, in anticipation of the liquidation, the Fund will no longer accept purchases into the Fund. In addition, the Adviser is in the process of transitioning the Fund’s portfolio securities to cash and/or cash equivalents and the Fund will no longer be pursuing its stated investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. The redemption of shares will generally be considered a taxable event.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to May 31, 2023, your shares will be automatically redeemed on May 31, 2023 at the closing net asset value per share, and you will receive your Proceeds from the Fund, subject to any required withholding. These Proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed Fund shares are held in a taxable account, and the Proceeds exceed your adjusted basis in the Fund shares redeemed.

If the redeemed Fund shares are held in a qualified retirement account, such as an IRA, the redemption Proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.

Shareholder inquiries should be directed to the Fund at 888-272-0007.

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Please keep this Supplement with your records.